Quarterly Financial Supplement ——————————— Second Quarter 2024 The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. All dollar amounts are presented in millions except for per share amounts. Exhibit 99.2

Financial Results Financial Highlights 3 Consolidated Statements of Operations (GAAP) 4 Adjusted Net Earnings - Management View 5 Adjusted Net Earnings - Significant Income and Expense Items 6 Adjusted Return on Assets 7 Assets Under Management Rollforward and Average Assets Under Management 8 Interest and Investment Income and Yield 8 Consolidated Balance Sheets (GAAP) 9 Capitalization 10 Return on Equity Attributable to Common Shareholders 10 Investment Summary Summary of Invested Assets by Asset Class 11 Credit Quality of Fixed Maturity Securities, Asset-Backed Securities and CLO Securities 12 Product Summary GAAP Net Reserve Summary 13 Annuity Account Balance Rollforward 13 Annuity Liability Characteristics 14 Top 5 Reinsurers 14 Additional Information Ratings Overview 15 Shareholder Information 16 Non-GAAP Reconciliations 17 Non-GAAP Measures Definitions 21 F&G Annuities & Life, Inc. Financial Supplement - June 30, 2024 2

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Financial Highlights

	Three months ended June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	Six months ended June 30, 2024	June 30, 2023
SELECTED CONSOLIDATED STATEMENT OF OPERATIONS DATA							
Net earnings (loss) attributable to F&G	$ 203	$ 115	$ (299)	$ 306	$ 130	$ 318	$ (65)
Net earnings (loss) attributable to common shareholders	198	111	(299)	306	130	309	(65)
Net earnings (loss) attributable to common shareholders per diluted share [2]	1.55	0.88	(2.41)	2.45	1.04	2.45	(0.52)
Weighted-average diluted shares outstanding (in millions)	131	130	124	125	125	130	125
RELATED NON-GAAP MEASURES [1]							
Adjusted net earnings attributable to common shareholders	139	108	75	120	79	247	140
Adjusted net earnings attributable to common shareholders per diluted share [2]	1.10	0.86	0.60	0.96	0.63	1.97	1.12
Adjusted weighted-average diluted shares outstanding (in millions)	131	130	125	125	125	130	125
Adjusted return on assets attributable to common shareholders	0.98%	0.87%	0.73%	0.76%	0.62%	0.98%	0.62%
Adjusted return on average common shareholder equity, excluding AOCI	8.4%	7.4%	6.5%	7.4%	5.0%	8.4%	5.0%
SELECTED CONSOLIDATED BALANCE SHEET DATA							
Total assets	78,512	74,434	70,202	63,623	62,587	78,512	62,587
Total liabilities	74,724	70,751	67,099	61,251	60,069	74,724	60,069
Total equity	3,788	3,683	3,103	2,372	2,518	3,788	2,518
Total equity, excluding AOCI	5,741	5,566	5,093	5,412	5,128	5,741	5,128
Common shares outstanding (in millions)	126	126	126	125	126	126	126
RELATED NON-GAAP MEASURES [1]							
Total F&G equity attributable to common shareholders, excluding AOCI	5,357	5,179	5,093	5,412	5,128	5,357	5,128
Book value per common share	27.02	26.16	24.63	18.98	19.98	27.02	19.98
Book value per common share, excluding AOCI	42.52	41.10	40.42	43.30	40.70	42.52	40.70
Assets under management ("AUM")	52,208	49,787	49,103	47,103	46,004	52,208	46,004
Average assets under management ("AAUM") YTD	50,181	49,400	46,044	45,357	44,817	50,181	44,817
AUM before flow reinsurance	61,370	58,020	55,928	52,577	50,948	61,370	50,948
SALES [1]							
Indexed annuities ("FIA/RILA")	$ 1,648	$ 1,437	$ 1,142	$ 1,122	$ 1,224	$ 3,085	$ 2,435
Fixed rate annuities ("MYGA")	1,475	1,327	1,753	736	1,064	2,802	2,577
Total annuity	3,123	2,764	2,895	1,858	2,288	5,887	5,012
Indexed universal life ("IUL")	44	42	39	38	42	86	79
Funding agreements ("FABN/FHLB")	915	105	385	415	200	1,020	456
Pension risk transfer ("PRT")	338	584	764	470	478	922	742
Gross sales	4,420	3,495	4,083	2,781	3,008	7,915	6,289
Sales attributable to flow reinsurance to third parties	(975)	(1,193)	(1,534)	(513)	(796)	(2,168)	(1,868)
Net sales	$ 3,445	$ 2,302	$ 2,549	$ 2,268	$ 2,212	$ 5,747	$ 4,421

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Beginning in 2024, diluted share count reflects the effect of 5 million common shares issuable upon the conversion of the FNF 6.875% Series A Mandatory Convertible Preferred Stock, par value $0.001 par value per share, when their effect was dilutive. For time periods when dilutive, the weighted average number of diluted shares includes assumed issuance of common shares upon conversion of the preferred stock, as well as the preferred stock dividends are not deducted from net earnings (loss) or adjusted net earnings (loss).

3

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Consolidated Statements of Operations (GAAP)

	Three months ended					Six months ended	
	June 30, 2024 [1]	March 31, 2024 [1]	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024 [1]	June 30, 2023
Revenues							
Life insurance premiums and other fees	$ 487	$ 718	$ 890	$ 582	$ 576	$ 1,205	$ 941
Interest and investment income	684	616	589	578	525	1,300	1,044
Owned distribution revenues	18	23	—	—	—	41	—
Recognized gains and (losses), net	(17)	212	133	(309)	67	195	52
Total revenues	1,172	1,569	1,612	851	1,168	2,741	2,037
Benefits and expenses							
Benefits and other changes in policy reserves	608	1,161	1,632	292	817	1,769	1,629
Market risk benefit (gains) losses	20	(11)	115	(49)	(30)	9	29
Depreciation and amortization	147	123	110	108	104	270	194
Personnel costs	69	66	65	58	56	135	109
Other operating expenses	46	58	39	38	33	104	69
Interest expense	28	30	26	24	25	58	47
Total benefits and expenses	918	1,427	1,987	471	1,005	2,345	2,077
Earnings (loss) before income taxes	254	142	(375)	380	163	396	(40)
Income tax expense (benefit)	50	26	(76)	74	33	76	25
Net earnings (loss)	204	116	(299)	306	130	320	(65)
Less: Noncontrolling interests	1	1	—	—	—	2	—
Net earnings (loss) attributable to F&G	203	115	(299)	306	130	318	(65)
Less: Preferred stock dividend	5	4	—	—	—	9	—
Net earnings (loss) attributable to F&G common shareholders	$ 198	$ 111	$ (299)	$ 306	$ 130	$ 309	$ (65)
Net earnings (loss) attributable to F&G common shareholders per common share							
Basic	$ 1.60	$ 0.90	$ (2.41)	$ 2.47	$ 1.04	$ 2.49	$ (0.52)
Diluted	$ 1.55	$ 0.88	$ (2.41)	$ 2.45	$ 1.04	$ 2.45	$ (0.52)
Weighted average common shares used in computing net earnings (loss) per common share							
Basic	124	124	124	124	125	124	125
Diluted	131	130	124	125	125	130	125

[1] Reflects majority stake in owned distribution starting in January 2024.

4

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Adjusted Net Earnings - Management View [1]

	Three months ended					Six months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Interest and investment income - fixed income and other	$ 493	$ 475	$ 453	$ 444	$ 423	$ 968	$ 831
Interest and investment income - alternatives (including short term mark-to-market)	167	112	124	129	89	279	199
Interest and investment income - variable	6	8	—	—	6	14	6
Adjusted interest and investment income	666	595	577	573	518	1,261	1,036
Cost of funds	(390)	(362)	(384)	(344)	(319)	(752)	(617)
Product margin	276	233	193	229	199	509	419
Flow reinsurance fee income	21	15	23	27	5	36	8
Owned distribution margin	9	13	3	3	3	22	5
Operating expenses	(97)	(94)	(95)	(90)	(85)	(191)	(166)
Interest expense	(31)	(30)	(26)	(24)	(25)	(61)	(47)
Income tax (expense) benefit	(34)	(25)	(23)	(25)	(18)	(59)	(79)
Adjusted net earnings	144	112	75	120	79	256	140
Less: Preferred stock dividend	5	4	—	—	—	9	—
Adjusted net earnings attributable to common shareholders	$ 139	$ 108	$ 75	$ 120	$ 79	$ 247	$ 140
Adjusted net earnings per common share							
Diluted	$ 1.10	$ 0.86	$ 0.60	$ 0.96	$ 0.63	$ 1.97	$ 1.12
Weighted average common shares used in computing adjusted net earnings per common share							
Diluted	131	130	125	125	125	130	125

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section..

5

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Adjusted Net Earnings - Significant Income and Expense Items [1]

Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes ($ and shares in table in millions).

	Significant Income and Expense Items (Reflected in Adjusted Net Earnings)	Alternatives Long-term Expected Return (Not Reflected in Adjusted Net Earnings)	Weighted Average Diluted Shares Outstanding
Three months ended			
June 30, 2024			
Adjusted net earnings of $139 million for the three months ended June 30, 2024 included $145 million of investment income from alternative investments and $4 million of CLO redemptions and bond prepay income, partially offset by $16 million of actuarial model updates and refinements. Alternative investments investment income based on management's long-term expected return of approximately 10% was $165 million.	$133	$165	131
March 31, 2024			
Adjusted net earnings of $108 million for the three months ended March 31, 2024 included $100 million of investment income from alternative investments and $6 million income of CLO redemption gains and bond prepay income. Alternative investments investment income based on management's long-term expected return of approximately 10% was $152 million.	$106	$152	130
December 31, 2023			
Adjusted net earnings of $75 million for the three months ended December 31, 2023 included $110 million of investment income from alternative investments, partially offset by $10 million of one-time fixed asset impairment charge and $9 million actuarial industry assumption updates. Alternative investments investment income based on management's long-term expected return of approximately 10% was $147 million.	$91	$147	124
September 30, 2023			
Adjusted net earnings of $120 million for the three months ended September 30, 2023 included $114 million of investment income from alternative investments. Alternative investments investment income based on management's long-term expected return of approximately 10% was $142 million.	$114	$142	125
June 30, 2023			
Adjusted net earnings of $79 million for the three months ended June 30, 2023 included $82 million of investment income from alternative investments and $5 million of bond prepay income. Alternative investments investment income based on management's long-term expected return of approximately 10% was $137 million.	$87	$137	125
Six months ended			
June 30, 2024			
Adjusted net earnings of $247 million for the six months ended June 30, 2024 included $245 million of investment income from alternative investments and $10 million of CLO redemptions and bond prepay income, partially offset by $16 million of actuarial model updates and refinements. Alternative investments investment income based on management's long-term expected return of approximately 10% was $317 million.	$239	$317	130
June 30, 2023			
Adjusted net earnings of $140 million for the six months ended June 30, 2023 included $181 million of investment income from alternative investments and $5 million of bond prepay income, offset by $37 million tax valuation allowance expense. Alternative investments investment income based on management's long-term expected return of approximately 10% was $269 million	$149	$269	125

[1] Refer to Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders on page 17 and Adjusted Net Earnings - Management View on page 5.

6

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Adjusted Return on Assets [1]

	Annualized year to date				
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Adjusted interest and investment income	$ 2,522	$ 2,380	$ 2,186	$ 2,145	$ 2,072
Cost of funds	(1,504)	(1,448)	(1,345)	(1,281)	(1,234)
Product margin	1,018	932	841	864	838
Flow reinsurance fee income	72	60	58	47	16
Owned distribution margin	44	52	11	11	10
Expenses (operating, interest and taxes)	(622)	(596)	(575)	(575)	(584)
Adjusted net earnings	$ 512	$ 448	$ 335	$ 347	$ 280
Less: Preferred stock dividend	18	16	—	—	—
Adjusted net earnings attributable to common shareholders (A)	$ 494	$ 432	$ 335	$ 347	$ 280
AAUM YTD (B)	50,181	49,400	46,044	45,357	44,817

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Adjusted interest and investment income	5.03 %	4.82 %	4.75 %	4.73 %	4.62 %
Cost of funds	(3.00)%	(2.93)%	(2.92)%	(2.82)%	(2.75)%
Product margin	2.03 %	1.89 %	1.83 %	1.91 %	1.87 %
Flow reinsurance fee income	0.14 %	0.12 %	0.13 %	0.10 %	0.03 %
Owned distribution margin	0.09 %	0.10 %	0.02 %	0.02 %	0.02 %
Expenses (operating, interest and taxes)	(1.24)%	(1.21)%	(1.25)%	(1.27)%	(1.30)%
Adjusted return on assets	1.02 %	0.90 %	0.73 %	0.76 %	0.62 %
Less: Preferred stock dividend	0.04 %	0.03 %	— %	— %	— %
Adjusted return on assets attributable to common shareholders (A/B)	0.98 %	0.87 %	0.73 %	0.76 %	0.62 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.

7

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Assets Under Management Rollforward and Average Assets Under Management [1]

	Three months ended					Six months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
AUM at beginning of period	$ 49,787	$ 49,103	$ 47,103	$ 46,004	$ 45,311	$ 49,103	$ 43,568
Net new business asset flows	3,057	2,116	3,165	1,710	1,869	5,173	4,229
Net flow reinsurance to third parties	(930)	(1,407)	(1,352)	(530)	(1,087)	(2,337)	(2,079)
Net capital transaction proceeds (disbursements)	294	(25)	187	(81)	(89)	269	286
AUM at end of period	$ 52,208	$ 49,787	$ 49,103	$ 47,103	$ 46,004	$ 52,208	$ 46,004
AAUM YTD	$ 50,181	$ 49,400	$ 46,044	$ 45,357	$ 44,817	$ 50,181	$ 44,817
AUM before flow reinsurance	$ 61,370	$ 58,020	$ 55,928	$ 52,577	$ 50,948	$ 61,370	$ 50,948

Interest and Investment Income and Yield [1]

	Three months ended					Six months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Adjusted interest and investment income [2]	$ 666	$ 595	$ 577	$ 573	$ 518	$ 1,261	$ 1,036
AAUM QTD	50,864	49,400	48,028	46,463	45,449	50,181	44,817
Yield on AAUM	5.24 %	4.82 %	4.80 %	4.93 %	4.56 %	5.03 %	4.62 %
Less: Alternatives investment income (including short term mark-to-market) [3]	167	112	124	129	89	279	199
Less: Variable investment income [4]	6	8	—	—	6	14	6
Fixed income and other net investment income [2 5]	$ 493	$ 475	$ 453	$ 444	$ 423	$ 968	$ 831
AAUM QTD, excluding alternative investments	42,509	41,670	40,634	39,356	38,671	42,162	38,133
Yield on AAUM, excluding alternative investments and variable investment income	4.64 %	4.56 %	4.46 %	4.51 %	4.38 %	4.59 %	4.36 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Reflects interest and investment income on an adjusted net earnings basis.
[3] Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from limited partnerships and limited liability corporations classified as investments in unconsolidated affiliates and non-direct lending and direct lending securitizations classified as fixed maturity securities.
[4] Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income.
[5] Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments.

8

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Consolidated Balance Sheets (GAAP)

Assets	June 30, 2024 [1]	March 31, 2024 [1]	December 31, 2023	September 30, 2023	June 30, 2023
Investments					
Fixed maturity securities available for sale, at fair value, (amortized cost of $47,236), net of allowance for credit losses of $58 at June 30, 2024	$ 43,826	$ 42,631	$ 40,419	$ 36,871	$ 36,182
Preferred securities, at fair value	332	381	469	605	647
Equity securities, at fair value	147	138	137	116	109
Derivative investments	1,032	1,024	797	420	648
Mortgage loans, net of allowance for credit losses of $64 at June 30, 2024	5,439	5,440	5,336	5,174	5,076
Investments in unconsolidated affiliates (certain investments at fair value of $358 at June 30, 2024)	3,705	3,367	3,071	2,920	2,803
Other long-term investments	660	634	608	594	566
Short-term investments	421	263	1,452	168	347
Total investments	$ 55,562	$ 53,878	$ 52,289	$ 46,868	$ 46,378
Cash and cash equivalents	3,526	2,372	1,563	1,742	1,688
Reinsurance recoverable, net of allowance for credit losses of $21 at June 30, 2024	11,031	10,112	8,960	7,462	7,076
Goodwill	2,017	2,017	1,749	1,749	1,749
Prepaid expenses and other assets	983	980	931	1,076	1,168
Other intangible assets, net	4,952	4,612	4,207	4,005	3,851
Market risk benefits asset	103	95	88	118	118
Income taxes receivable	11	23	27	27	13
Deferred tax asset, net	327	345	388	576	546
Total assets	$ 78,512	$ 74,434	$ 70,202	$ 63,623	$ 62,587
Liabilities and Equity					
Contractholder funds	$ 53,602	$ 50,875	$ 48,798	$ 46,011	$ 45,070
Future policy benefits	7,636	7,441	7,050	5,823	5,715
Market risk benefits liability	459	425	403	278	313
Accounts payable and accrued liabilities	2,328	2,237	2,011	1,452	1,719
Notes payable	2,038	1,748	1,754	1,569	1,571
Funds withheld for reinsurance liabilities	8,661	8,025	7,083	6,118	5,681
Total liabilities	$ 74,724	$ 70,751	$ 67,099	$ 61,251	$ 60,069
Equity					
Preferred stock $0.001 par value; authorized 25,000,000 shares as of June 30, 2024; outstanding and issued shares of 5,000,000 as of June 30, 2024	—	—	—	—	—
Common stock $0.001 par value; authorized 500,000,000 shares as of June 30, 2024; outstanding and issued shares of 126,104,247 and 127,133,074 as of June 30, 2024, respectively	—	—	—	—	—
Additional paid-in-capital	3,449	3,442	3,185	3,178	3,173
Retained earnings	2,182	2,011	1,926	2,252	1,971
Accumulated other comprehensive income (loss) ("AOCI")	(1,953)	(1,883)	(1,990)	(3,040)	(2,610)
Treasury stock, at cost (1,028,827 shares as of June 30, 2024)	(24)	(24)	(18)	(18)	(16)
Total F&G Annuities & Life, Inc. shareholders' equity	$ 3,654	$ 3,546	$ 3,103	$ 2,372	$ 2,518
Noncontrolling interests	134	137	—	—	—
Total equity	$ 3,788	$ 3,683	$ 3,103	$ 2,372	$ 2,518
Total liabilities and equity	$ 78,512	$ 74,434	$ 70,202	$ 63,623	$ 62,587

[1] Reflects majority stake in owned distribution starting in January 2024.

9

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Capitalization [1]

	Three months ended				
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Notes payable	$ 2,038	$ 1,748	$ 1,754	$ 1,569	$ 1,571
Net issuance costs (premium)	22	12	6	(4)	(6)
Notes payable (aggregate principal amount) (A)	$ 2,060	$ 1,760	$ 1,760	$ 1,565	$ 1,565
Total equity	3,788	3,683	3,103	2,372	2,518
Less: AOCI	(1,953)	(1,883)	(1,990)	(3,040)	(2,610)
Total equity, excluding AOCI	$ 5,741	$ 5,566	$ 5,093	$ 5,412	$ 5,128
Total Capitalization, excluding AOCI (B)	$ 7,801	$ 7,326	$ 6,853	$ 6,977	$ 6,693
Debt-to-Capitalization, excluding AOCI (A/B)	26.4 %	24.0 %	25.7 %	22.4 %	23.4 %

Return on Equity Attributable to Common Shareholders [1]

	Twelve months ended				
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Net earnings (loss) attributable to common shareholders - rolling four quarters (C)	$ 316	$ 248	$ (58)	$ 65	$ (54)
Adjusted net earnings attributable to common shareholders - rolling four quarters (D)	442	382	335	390	258
Average F&G equity attributable to common shareholders - 5 point average (E)	2,939	2,755	2,577	2,435	2,579
Less: Average AOCI - 5 point average	(2,295)	(2,414)	(2,601)	(2,808)	(2,628)
Average F&G equity attributable to common shareholders, excluding AOCI - 5 point average (F)	$ 5,234	$ 5,169	$ 5,178	$ 5,243	$ 5,207
Return on average common shareholder equity (C/E)	10.8 %	9.0 %	(2.3)%	2.7 %	(2.1)%
Adjusted return on average common shareholder equity, excluding AOCI (D/F)	8.4 %	7.4 %	6.5 %	7.4 %	5.0 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.

10

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Summary of Invested Assets by Asset Class

	June 30, 2024			December 31, 2023		
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale						
United States Government full faith and credit	$ 238	$ 237	— %	$ 258	$ 261	1 %
United States Government sponsored entities	35	32	— %	34	31	— %
United States municipalities, states and territories	1,658	1,422	3 %	1,776	1,567	3 %
Foreign Governments	267	223	— %	263	226	— %
Corporate securities:						
Finance, insurance and real estate	8,613	7,905	14 %	7,526	6,895	13 %
Manufacturing, construction and mining	1,291	1,135	2 %	1,077	947	2 %
Utilities, energy and related sectors	3,027	2,507	5 %	2,825	2,374	5 %
Wholesale/retail trade	3,168	2,713	5 %	2,799	2,433	5 %
Services, media and other	4,925	4,118	8 %	4,553	3,930	8 %
Hybrid securities	678	639	1 %	668	618	1 %
Non-agency residential mortgage-backed securities	2,497	2,413	4 %	2,467	2,393	5 %
Commercial mortgage-backed securities	5,157	4,930	9 %	4,732	4,410	9 %
Asset-backed securities	10,120	9,880	18 %	9,273	8,929	17 %
Collateral loan obligations ("CLO")	5,562	5,672	10 %	5,350	5,405	10 %
Total fixed maturity securities, available for sale	$ 47,236	$ 43,826	79 %	$ 43,601	$ 40,419	79 %
Equity securities	535	479	1 %	682	606	1 %
Limited partnerships:						
Private equity	1,606	1,605	3 %	1,277	1,277	2 %
Real assets	532	527	1 %	465	463	1 %
Credit	1,210	1,210	2 %	1,039	1,039	2 %
Limited partnerships	3,348	3,342	6 %	2,781	2,779	5 %
Commercial mortgage loans	2,560	2,254	4 %	2,538	2,253	4 %
Residential mortgage loans	2,879	2,568	5 %	2,798	2,545	5 %
Other (primarily derivatives, company owned life insurance and unconsolidated owned distribution investments)	1,719	2,055	4 %	1,621	1,697	3 %
Short term investments	421	421	1 %	1,452	1,452	3 %
Total investments [1]	$ 58,698	$ 54,945	100 %	$ 55,473	$ 51,751	100 %

[1] Asset duration of 4.8 years and 5.2 years vs. liability duration of 5.4 years and 4.7 years for the periods ending June 30, 2024 and December 31, 2023, respectively.

11

Credit Quality of Fixed Maturity Securities June 30, 2024 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 28,053 64 % BBB 2 13,719 31 % BB 3 1,552 4 % B 4 280 1 % CCC 5 117 — % CC and lower 6 105 — % Total $ 43,826 100 % Credit Quality of Asset-Backed Securities June 30, 2024 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 7,675 78 % BBB 2 1,568 16 % BB 3 465 5 % B 4 88 1 % CCC 5 45 — % CC and lower 6 39 — % Total $ 9,880 100 % Credit Quality of CLO Securities June 30, 2024 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 3,600 63 % BBB 2 1,566 28 % BB 3 449 8 % B 4 16 — % CCC 5 — — % CC and lower 6 41 1 % Total $ 5,672 100 % F&G Annuities & Life, Inc. Financial Supplement - June 30, 2024 12

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

GAAP Net Reserve Summary

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	Six months ended June 30, 2024	Six months ended June 30, 2023
Indexed annuities	$ 29,439	$ 28,741	$ 27,792	$ 26,642	$ 26,501	$ 29,439	$ 26,501
Fixed rate annuities	6,044	5,876	5,924	6,028	6,053	6,044	6,053
Single premium immediate annuity and other	1,606	1,650	1,699	1,598	1,694	1,606	1,694
Indexed universal and other life	2,624	2,542	2,521	2,253	2,139	2,624	2,139
Funding agreements	6,071	5,150	5,152	4,969	4,756	6,071	4,756
Pension risk transfer	4,882	4,670	4,203	3,160	2,879	4,882	2,879
Total product reserves	$ 50,666	$ 48,629	$ 47,291	$ 44,650	$ 44,022	$ 50,666	$ 44,022

Annuity Account Balance Rollforward [1]

	Three months ended					Six months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Annuity balances at beginning of period:	$ 33,545	$ 32,967	$ 32,541	$ 32,003	$ 31,312	$ 32,967	$ 30,403
Net deposits							
Indexed annuities	1,680	1,387	1,179	1,135	1,234	3,067	2,425
Fixed rate annuities	446	135	214	218	265	581	712
Total net deposits	2,126	1,522	1,393	1,353	1,499	3,648	3,137
Surrenders, withdrawals, deaths, etc.							
Indexed annuities	(1,101)	(804)	(769)	(639)	(606)	(1,905)	(1,107)
Fixed rate annuities	(376)	(305)	(334)	(289)	(274)	(681)	(545)
Total surrenders, withdrawals, deaths, etc.	(1,477)	(1,109)	(1,103)	(928)	(880)	(2,586)	(1,652)
Net flows	649	413	290	425	619	1,062	1,485
Premium and interest bonuses	25	22	24	20	22	47	43
Fixed interest credited and index credits	201	189	163	136	96	390	160
Guaranteed product rider fees	(49)	(46)	(51)	(43)	(46)	(95)	(88)
Account balance at end of period	$ 34,371	$ 33,545	$ 32,967	$ 32,541	$ 32,003	$ 34,371	$ 32,003

[1] The rollforward reflects the vested account balance of our indexed annuities and fixed rate annuities, net of reinsurance.

13

Annuity Liability Characteristics Fixed Rate Annuities Account Value Indexed Annuities Account Value Surrender Charge Percentages: June 30, 2024 No surrender charge $ 323 $ 2,189 0.0% < 2.0% 17 521 2.0% < 4.0% 69 1,484 4.0% < 6.0% 645 2,925 6.0% < 8.0% 1,978 5,073 8.0% < 10.0% 2,771 10,020 10.0% or greater — 6,356 $ 5,803 $ 28,568 Fixed Rate Annuities Account Value Indexed Annuities Account Value Credited Rate (Including Bonus Interest) vs. Ultimate Minimum Guaranteed Rate Differential: June 30, 2024 No differential $ 435 $ 1,328 0.0% - 1.0% 216 917 1.0% - 2.0% 1,324 401 2.0% - 3.0% 1,351 466 3.0% - 4.0% 877 506 4.0% - 5.0% 1,399 25 5.0% - 6.0% 201 — Allocated to index strategies — 24,925 $ 5,803 $ 28,568 Top 5 Reinsurers June 30, 2024 Financial Strength Rating Parent Company/Principal Reinsurers Reinsurance Recoverable ¹ AM Best S&P Fitch Moody's Aspida Life Re Ltd $ 6,845 A- — — — Somerset Reinsurance Ltd 1,522 A- BBB+ — — Everlake 1,107 A — — — Wilton Re 1,069 A+ — A — Canada Life Reinsurance Co. 78 A+ — — — ¹ Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies. '-' indicates not rated F&G Annuities & Life, Inc. Financial Supplement - June 30, 2024 14

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company and Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Senior Unsecured Notes Not Rated BBB- BBB- Not Rated CF Bermuda Holdings Limited Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Fidelity & Guaranty Life Holdings, Inc. Issuer Credit / Default Rating BBB BBB- BBB Not Rated Outlook Stable Stable Stable Senior Unsecured Notes (2025 maturity) ¹ BBB BBB BBB Baa2 Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A A- A- A3 Outlook Stable Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A A- A- Not Rated Outlook Stable Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated A- A- A3 Outlook Stable Stable Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable ¹ Explicitly guaranteed by parent Fidelity National Financial, Inc. upon acquisition of F&G on June 1, 2020 F&G Annuities & Life, Inc. Financial Supplement - June 30, 2024 15

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Shareholder Information
NYSE: FG

Common Stock Information	High	Low	Close
2023			
First Quarter	$ 24.41	$ 15.56	$ 18.12
Second Quarter	24.78	14.93	24.78
Third Quarter	30.76	23.06	28.06
Fourth Quarter	48.14	26.12	46.00
2024			
First Quarter	47.54	35.99	40.55
Second Quarter	42.76	35.11	38.05

History of Quarterly Cash Dividend to Common Shareholders	Ex-Dividend Date	Record Date	Payable Date	Amount per Share
2023				
First Quarter	1/13/2023	1/17/2023	1/31/2023	$ 0.20
Second Quarter	6/15/2023	6/16/2023	6/30/2023	$ 0.20
Third Quarter	9/14/2023	9/15/2023	9/29/2023	$ 0.20
Fourth Quarter	12/14/2023	12/15/2023	12/29/2023	$ 0.21
2024				
First Quarter	3/14/2024	3/15/2024	3/29/2024	$ 0.21
Second Quarter	6/13/2024	6/14/2024	6/28/2024	$ 0.21
Third Quarter	9/13/2024	9/16/2024	9/30/2024	$ 0.21

Corporate Headquarters
F&G Annuities & Life, Inc.
801 Grand Avenue
Suite 2600
Des Moines, IA 50309

Investor Contact
Lisa Foxworthy-Parker
SVP, Investor and External Relations
Investor.relations@fglife.com
(515) 330-3307

Transfer Agent
Continental Stock Transfer and Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000
http://www.continentalstock.com

Research Analyst Coverage
Wes Carmichael
Autonomous Research
(646) 561-6250
wcarmichael@autonomous.com

John Barnidge
Piper Sandler Companies
(312) 281-3412
John.Barnidge@psc.com

John Campbell
Stephens, Inc.
(501) 377-6362
john.campbell@stephens.com

16

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Non-GAAP Reconciliations

	Three months ended					Six months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders [1]							
Net earnings (loss) attributable to common shareholders	$ 198	$ 111	$ (299)	$ 306	$ 130	$ 309	$ (65)
Non-GAAP adjustments							
Recognized (gains) and losses, net							
Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets	(37)	(48)	9	14	27	(85)	75
Change in allowance for expected credit losses	21	1	15	5	20	22	28
Change in fair value of reinsurance related embedded derivatives	(10)	18	162	(36)	(17)	8	2
Change in fair value of other derivatives and embedded derivatives	8	61	(72)	13	—	69	(1)
Recognized (gains) losses, net	(18)	32	114	(4)	30	14	104
Market related liability adjustments	(71)	(55)	353	(237)	(102)	(126)	142
Purchase price amortization	19	22	6	5	6	41	11
Transaction costs and other non-recurring items	(3)	—	—	1	—	(3)	2
Noncontrolling interest	(2)	(3)	—	—	—	(5)	—
Income taxes adjustment	16	1	(99)	49	15	17	(54)
Adjusted net earnings attributable to common shareholders [1]	$ 139	$ 108	$ 75	$ 120	$ 79	$ 247	$ 140

[1] Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 6.

17

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Non-GAAP Reconciliations (continued)

	Three months ended					Six months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Reconciliation of interest and investment income to adjusted interest and investment income							
US GAAP interest and investment income	$ 684	$ 616	$ 589	$ 578	$ 525	$ 1,300	$ 1,044
Adjustments							
Recognized (gains) losses, net	(16)	(17)	(9)	(2)	(4)	(33)	(4)
Transaction costs and other non-recurring items	—	—	—	—	—	—	1
Reclass of dividend income to owned distribution margin	(2)	(4)	(3)	(3)	(3)	(6)	(5)
Total adjustments to arrive at adjusted interest and investment income	(18)	(21)	(12)	(5)	(7)	(39)	(8)
Adjusted interest and investment income	$ 666	$ 595	$ 577	$ 573	$ 518	$ 1,261	$ 1,036
Reconciliation of benefits and expenses to cost of funds							
US GAAP life insurance premiums and other fees	487	718	890	582	576	1,205	941
US GAAP recognized gains and (losses), net	(17)	212	133	(309)	67	195	52
US GAAP benefits and other changes in policy reserves	(608)	(1,161)	(1,632)	(292)	(817)	(1,769)	(1,629)
US GAAP market risk benefit gains (losses)	(20)	11	(115)	49	30	(9)	(29)
US GAAP depreciation and amortization	(147)	(123)	(110)	(108)	(104)	(270)	(194)
US GAAP line items subtotal	$ (305)	$ (343)	$ (834)	$ (78)	$ (248)	$ (648)	$ (859)
Adjustments							
Recognized (gains) losses, net	(3)	45	120	(3)	30	42	104
Market related liability adjustments	(71)	(55)	353	(237)	(102)	(126)	142
Purchase price amortization	14	13	6	5	6	27	11
Reclass of acquisition expenses from operating expenses	(4)	(7)	(6)	(4)	—	(11)	(7)
Reclass of fee income to flow reinsurance margin	(21)	(15)	(23)	(27)	(5)	(36)	(8)
Total adjustments to arrive at cost of funds	(85)	(19)	450	(266)	(71)	(104)	242
Cost of funds	$ (390)	$ (362)	$ (384)	$ (344)	$ (319)	$ (752)	$ (617)
Composition of flow reinsurance margin							
Reclass of fee income from cost of funds	21	15	23	27	5	36	8
Flow reinsurance margin	$ 21	$ 15	$ 23	$ 27	$ 5	$ 36	$ 8

18

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Non-GAAP Reconciliations (continued)

	Three months ended					Six months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Reconciliation of owned distribution revenues to owned distribution margin							
US GAAP owned distribution revenues	$ 18	$ 23	$ —	$ —	$ —	$ 41	$ —
US GAAP non-controlling interest	(1)	(1)	—	—	—	(2)	—
US GAAP line items subtotal	17	22	—	—	—	39	—
Adjustments							
Noncontrolling interest	(2)	(3)	—	—	—	(5)	—
Reclass of owned distribution dividend income from interest and investment income	2	4	3	3	3	6	5
Reclass of owned distribution expenses from operating expenses	(8)	(10)	—	—	—	(18)	—
Total adjustments to arrive at owned distribution margin	(8)	(9)	3	3	3	(17)	5
Owned distribution margin	$ 9	$ 13	$ 3	$ 3	$ 3	$ 22	$ 5
Reconciliation of operating expenses							
US GAAP personnel costs	$ (69)	$ (66)	$ (65)	$ (58)	$ (56)	$ (135)	$ (109)
US GAAP other operating expenses	(46)	(58)	(39)	(38)	(33)	(104)	(69)
US GAAP line items subtotal	(115)	(124)	(104)	(96)	(89)	(239)	(178)
Adjustments							
Recognized (gains) losses, net	1	4	3	1	4	5	4
Purchase price amortization	5	9	—	—	—	14	—
Transaction costs and other non-recurring items	—	—	—	1	—	—	1
Reclass of acquisition expenses to cost of funds	4	7	6	4	—	11	7
Reclass of expenses to owned distribution margin	8	10	—	—	—	18	—
Total adjustments to arrive at operating expenses	18	30	9	6	4	48	12
Operating expenses	$ (97)	$ (94)	$ (95)	$ (90)	$ (85)	$ (191)	$ (166)
Reconciliation of interest expense							
US GAAP interest expense	$ (28)	$ (30)	$ (26)	$ (24)	$ (25)	$ (58)	$ (47)
US GAAP line items subtotal	(28)	(30)	(26)	(24)	(25)	(58)	(47)
Adjustments							
Transaction costs and other non-recurring items	(3)	—	—	—	—	(3)	—
Total adjustments to arrive at interest expense	(3)	—	—	—	—	(3)	—
Interest expense	$ (31)	$ (30)	$ (26)	$ (24)	$ (25)	$ (61)	$ (47)

19

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2024

Non-GAAP Reconciliations (continued)

	Three months ended					Six months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Reconciliation of income tax (expense) benefit to non-GAAP income tax (expense) benefit							
US GAAP income tax (expense) benefit	$ (50)	$ (26)	$ 76	$ (74)	$ (33)	$ (76)	$ (25)
Adjustments							
Income taxes on non-GAAP adjustments	16	1	(99)	49	15	17	(54)
Total adjustments to arrive at adjusted income tax (expense) benefit	16	1	(99)	49	15	17	(54)
Adjusted income tax (expense) benefit	$ (34)	$ (25)	$ (23)	$ (25)	$ (18)	$ (59)	$ (79)

						Six months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Reconciliation of total investments to AUM							
US GAAP total investments	$ 55,562	$ 53,878	$ 52,289	$ 46,868	$ 46,378	$ 55,562	$ 46,378
US GAAP cash and cash equivalents	3,526	2,372	1,563	1,742	1,688	3,526	1,688
Less: US GAAP derivative investments	1,032	1,024	797	420	648	1,032	648
US GAAP line items subtotal	58,056	55,226	53,055	48,190	47,418	58,056	47,418
Adjustments							
Reinsurance assets ceded adjustment	(8,602)	(7,993)	(6,879)	(6,051)	(5,535)	(8,602)	(5,535)
Unrealized (gains)/losses and allowances adjustment	3,414	3,182	3,227	5,095	4,297	3,414	4,297
Owned distribution investments adjustment	(381)	(365)	(291)	(280)	(205)	(381)	(205)
Reclass from prepaid expenses and other assets [1]	666	677	604	601	728	666	728
Reclass from accounts payable and accrued liabilities [2]	(945)	(940)	(613)	(452)	(699)	(945)	(699)
Total adjustments to arrive at AUM	(5,848)	(5,439)	(3,952)	(1,087)	(1,414)	(5,848)	(1,414)
AUM	$ 52,208	$ 49,787	$ 49,103	$ 47,103	$ 46,004	$ 52,208	$ 46,004
Reconciliation of total F&G Annuities & Life, Inc. shareholders' equity to total F&G equity attributable to common shareholders, excluding AOCI							
Total F&G Annuities & Life, Inc. shareholders' equity	$ 3,654	$ 3,546	$ 3,103	$ 2,372	$ 2,518	$ 3,654	$ 2,518
Less: Preferred stock	250	250	—	—	—	250	—
Total F&G equity attributable to common shareholders	3,404	3,296	3,103	2,372	2,518	3,404	2,518
Less: AOCI	(1,953)	(1,883)	(1,990)	(3,040)	(2,610)	(1,953)	(2,610)
Total F&G equity attributable to common shareholders, excluding AOCI	$ 5,357	$ 5,179	$ 5,093	$ 5,412	$ 5,128	$ 5,357	$ 5,128

[1] Includes accrued investment income, receivable for sale of investments and low income housing tax credit assets
[2] Includes derivative collateral and payable for purchase of investments

20

Non-GAAP Measures Definitions Non-GAAP Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings attributable to common shareholders Adjusted net earnings attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings attributable to common shareholders is calculated by adjusting net earnings (loss) attributable to common shareholders to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset and the change in fair value of liabilities recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other “non-recurring,” “infrequent” or “unusual items”: Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; (vi) Non-controlling interest on non-GAAP adjustments: the portion of the non-GAAP adjustments attributable to the equity interest of entities that F&G does not wholly own; and (vii) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which our preferred stocks are calculated to be dilutive to either net earnings attributable to common shareholders or adjusted net earnings attributable to common shareholders, but not both, or there is a net earnings loss attributable to common shareholders on a GAAP basis, but positive adjusted net earnings attributable to common shareholders using the non-GAAP measure. The above exceptions are made to include relevant diluted shares when dilution occurs and exclude relevant diluted shares when dilution does not occur for adjusted net earnings attributable to common shareholders. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2024 21

Non-GAAP Measures Definitions (continued) Adjusted Net Earnings attributable to common shareholders per Diluted Share Adjusted net earnings attributable to common shareholders per diluted share is calculated as adjusted net earnings plus preferred stock dividend (if the preferred stock has created dilution). This sum is then divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets attributable to Common Shareholders Adjusted return on assets attributable to common shareholders is calculated by dividing year-to-date annualized adjusted net earnings attributable to common shareholders by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, flow reinsurance fee income, owned distribution margin and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. Adjusted Return on Average Common Shareholder Equity, excluding AOCI Adjusted return on average common shareholder equity is calculated by dividing the rolling four quarters adjusted net earnings attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings. Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance assets ceded in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates, owned distribution and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Flow Reinsurance AUM before Flow Reinsurance is comprised of components consistent with AUM, but also includes flow reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2024 22

Non-GAAP Measures Definitions (continued) Book Value per Common Share, excluding AOCI Book value per Common share, excluding AOCI is calculated as total F&G equity attributable to common shareholders divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average F&G common shareholder Equity, excluding AOCI Return on average F&G common shareholder equity, excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss) attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average F&G equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization, excluding AOCI Total capitalization, excluding AOCI is based on total equity excluding the effect of AOCI and the total aggregate principal amount of debt. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Debt-to-Capitalization Ratio, excluding AOCI Debt-to-capitalization ratio is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity, excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity, excluding AOCI Total equity, excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Total F&G Equity attributable to common shareholders, excluding AOCI Total F&G equity attributable to common shareholder, excluding AOCI is based on total F&G Annuities & Life, Inc. shareholders' equity excluding the effect of AOCI and preferred stocks, including additional paid-in-capital. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Yield on AAUM Yield on AAUM is calculated by dividing annualized net investment income on an adjusted net earnings basis by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2024 23